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               GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.
                            NO. 1509 HANGYUN BUILDING
                               48, 2 ROAD, BA QI,
                                  GUANGZHOU PRC




                                                                 August 12, 2003



Centre Capital Corp.
285 Silver Birch Avenue
Toronto, Ontario, Canada M4E 3L6:

To Centre Capital Corp.

         It has come to the attention of the undersigned that the representations and warranties set forth in Sections 2.01(o)(ii) and (r) of the Share Exchange and Reorganization Agreement, dated as of June 25, 2003, between Centre Capital Corp., a Nevada corporation ("Centre"), and Guangzhou Gengahi Technology Development Co. Ltd., a People's Republic of China ("PRC") corporation ("Genghai"), and the shareholders of Genghai, each of which is identified in Schedule A thereto (the "Genghai Shareholders"), as amended by Amendment No. 1, dated as of July 15, 2003 (as amended, the "Agreement') relating to the reporting obligations of Centre under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are materially incorrect in so far as Centre is a reporting company under the Exchange Act.

         Accordingly, the parties to the Agreement hereby agree that it shall be an additional condition to the obligations of Genghai and the Genghai Shareholders under the Agreement that Centre receive from the United States Securities and Exchange Commission written assurance, in form and substance reasonably satisfactory to Genghai, that the procedure recommended by Genghai to cause Centre to comply with the Exchange Act will not in any material way limit the ability of Centre following the consummation of the transactions contemplated by the Agreement to offer securities in offerings registered under the Securities Act of 1933, as amended, whether on Form S-1, SB-2, S-8 or otherwise.





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                                               Sincerely,

                                               GUANHZHOU GENGHAI TECHNOLOGY
                                               DEVELOPMENT CO. LTD.



                                               By_________________________
                                                 Name: Zhijian Lu
                                                 Title: Director


                                               GENGHAI SHAREHOLDERS:



                                               ---------------------------
                                               Name: Zhijian Lu



                                               ---------------------------
                                               Name: Wu Ge



                                               ---------------------------
                                               Name: Luofeng Wang



                                               ---------------------------
                                               Name: Xiujian Huang